Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of December 27, 2011

to

CREDIT AGREEMENT

Dated as of October 21, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of December 27, 2011 by and among Vistaprint Limited (the “Company”), Vistaprint B.V. and Vistaprint Schweiz GmbH (and together with the Company, the “Borrowers”), Vistaprint N.V. (the “Parent”), the Lenders parties hereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), under that certain Credit Agreement, dated as of October 21, 2011, by and among the Borrowers, the Parent, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Parent and the Borrowers have requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Parent, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Parent, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) The definition of “Borrower” set forth in Section 1.01 of the Credit Agreement is restated in its entirety as follows:

“Borrower” means the Company, the Parent or any Subsidiary Borrower.

(b) The definition of “Dutch Subsidiary Borrower” set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced by the definition of “Dutch Borrower” as follows:

“Dutch Borrower” means any Borrower that is organized under the laws of the Netherlands.

(c) Section 1.01 of the Credit Agreement is amended to insert a new definition of “Deemed Dividend Problem” therein in the appropriate alphabetical order as follows:

“Deemed Dividend Problem” means, with respect to any Foreign Subsidiary, such Foreign Subsidiary’s accumulated and undistributed earnings and profits being deemed to be repatriated to the applicable parent U.S. Loan Party under Section 956 of the Code and the effect of such repatriation causing materially adverse tax consequences to such parent U.S. Loan Party, in each case as determined by the Company in its commercially reasonable judgment acting in good faith and in consultation with its legal and tax advisors.

(d) Section 1.01 of the Credit Agreement is amended to insert a new definition of “U.S. Loan Party” therein in the appropriate alphabetical order as follows:

“U.S. Loan Party” means any Loan Party organized under the laws of the United States of America or any jurisdiction thereof.

(e) Each of Section 2.02(e), Section 9.04(b)(ii)(E) and Section 9.15 of the Credit Agreement is amended to delete the reference to “Dutch Subsidiary Borrower” each time it appears therein and to replace each such reference with a reference to “Dutch Borrower”.

(f) Section 2.18 of the Credit Agreement is amended (i) to delete the reference to “or by a Subsidiary Borrower” in the fifth line thereof and (ii) to delete the reference to “or to a Subsidiary Borrower” in the fourteenth line thereof.

(g) Section 6.01(d) of the Credit Agreement is amended to delete the reference to “Indebtedness” each time it appears therein and to replace each such reference with a reference to “obligations”.

(h) Section 6.03 of the Credit Agreement is amended to insert a new clause (d) therein immediately following clause (c) thereof as follows:

(d) The Parent will not permit any U.S. Loan Party that is a Borrower to have any subsidiary other than a subsidiary organized under the laws of the United States of America or any jurisdiction thereof.

(i) Section 6.04(e) of the Credit Agreement is restated in its entirety as follows:

(e) Guarantees permitted by Section 6.01(d);

(j) Section 6.04(h) of the Credit Agreement is amended to delete the reference to “Loan Party” appearing therein and to replace such reference with a reference to “Subsidiary”.

(k) Section 10.01 of the Credit Agreement is amended to insert a new clause (i) therein immediately following clause (h) thereof as follows:

(i) Notwithstanding anything contained in this Article X to the contrary, no Obligor shall be liable hereunder for any of the Loans made to, or any other Obligation incurred solely by or on behalf of, any U.S. Loan Party to the extent such guaranty by such Obligor would cause a Deemed Dividend Problem.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Parent, the Borrowers, each of the Lenders and the Administrative Agent;

(b) the Administrative Agent shall have received counterparts of the Amendment, Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors;

(c) the Administrative Agent shall have received a Borrowing Subsidiary Agreement duly executed by the Company and Vistaprint USA, Incorporated, in form and substance acceptable to the Administrative Agent (and the parties hereto agree that, upon receipt of such Borrowing Subsidiary Agreement and the satisfaction of the other conditions precedent set forth in this Section 2, Vistaprint USA, Incorporated shall be a Borrower for all purposes under the Credit Agreement);

(d) the Administrative Agent shall have received a joinder agreement to the Credit Agreement duly executed by the Company and the Parent, in form and substance acceptable to the Administrative Agent (and the parties hereto agree that, upon receipt of such joinder agreement and the satisfaction of the other conditions precedent set forth in this Section 2, the Parent shall be a Borrower for all purposes under the Credit Agreement);

(e) the Administrative Agent shall have received such instruments, certificates and documents contemplated by Section 4.03 of the Credit Agreement in respect of Vistaprint USA, Incorporated and the Parent, all in form and substance reasonably acceptable to the Administrative Agent;

(f) the Administrative Agent shall have received from the Company for the account of each Lender that executes and delivers its counterpart hereto as, and by such time, as is requested by the Administrative Agent, a work fee in an amount equal to $5,000; and

(g) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates fees and expenses (including, to the extent invoiced, fees and expenses of counsels for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Parent and the Borrowers. Each of the Parent and each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Parent and the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof.

4. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement, the Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

VISTAPRINT LIMITED, as the Company

By:	/s/ Dawn Antoine
Name: Dawn Antoine
Title: Secretary

VISTAPRINT SCHWEIZ GMBH, as a Borrower

By:	/s/ Ernst J. Teunissen
Name: Ernst J. Teunissen
Title: Managing Director

VISTAPRINT B.V., as a Borrower

By:	/s/ Ernst J. Teunissen
Name: Ernst J. Teunissen
Title: Managing Director

VISTAPRINT N.V., as the Parent

By:	/s/ Ernst J. Teunissen
Name: Ernst J. Teunissen
Title: Chief Financial Officer and Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 21, 2011

Vistaprint Limited et al

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ Scott McNamara
Name: Scott McNamara
Title: Vice President

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Manuel Burgueño
Name: Manuel Burgueño
Title: Vice President

RBS CITIZENS, N.A., as a Lender

By:	/s/ Stephen F. O’Sullivan
Name: Stephen F. O’Sullivan
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Chad A. Lowe
Name: Chad A. Lowe
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert M. Martin
Name: Robert M. Martin
Title: Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 21, 2011

Vistaprint Limited et al

SOVEREIGN BANK,
as a Lender

By:	/s/ A. Neil Sweeny
Name: A. Neil Sweeny
Title: Senior Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ashwin Ramakrishna
Name: Ashwin Ramakrishna
Title: Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 21, 2011

Vistaprint Limited et al